NEW ISSUE COMPUTATIONAL MATERIALS



                                  $216,000,000
                            HOME LOAN-BACKED NOTES,
                                SERIES 2003-HI1


                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                   Depositor

                            HOME LOAN TRUST 2003-HI1
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                           Seller and Master Servicer


                     GMAC RFC SECURITIES (graphic omitted)
                                 AS UNDERWRITER

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

FEBRUARY 24, 2003



This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

--------------------------------------------------------------------------------
The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.



This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND, EXCEPT IN THE CASE OF THE INITIAL COLLATERAL INFORMATION SHEETS, SUCH INFORMATION SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL INFORMATION SHEETS.

  Current Principal Balance (as of 2/12/03)            $185,591,441.97
  Loan Count                                                     4,523
  Average Current Principal Balance                            $41,033
  Average Original Principal Balance                           $41,218
  Range of Original Principal Balance              $10,000 to $100,000
   Up to $25,000.00                                              5.78%
   $25,000.01 to $50,000.00                                     64.03%
   $50,000.01 to $75,000.00                                     28.87%
   $75,000.01 to $100,000.00                                     1.33%
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  LOAN RATE
    Weighted Average                                            11.82%
    Range of Loan Rates                                6.00% to 15.38%
   5.001% to 6.000%                                              0.06%
   6.001% to 7.000%                                              0.02%
   7.001% to 8.000%                                              0.12%
   8.001% to 9.000%                                              0.85%
   9.001% to 10.000%                                             6.82%
   10.001% to 11.000%                                           18.64%
   11.001% to 12.000%                                           31.14%
   12.001% to 13.000%                                           28.09%
   13.001% to 14.000%                                           12.74%
   14.001% to 15.000%                                            1.49%
   15.001% to 16.000%                                            0.03%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
  WA Original Term to Stated Maturity (months)                     205
  WA Remaining Term to Stated Maturity                             203
  (months)
   Up to 60 months                                               0.09%
   61 to 120 months                                              3.71%
   121 to 180 months                                            68.50%
   181 to 240 months                                             9.63%
   241 to 300 months                                            18.08%
-------------------------------------------------------------------------
  Balloon / Fully Amortizing                            0.14% / 99.86%
  First Lien / Second Lien                              0.02% / 99.98%
-------------------------------------------------------------------------

                               INFORMATION SHEETS.

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  CREDIT SCORE
    Weighted Average                                               697
    Range of Credit Scores                                  640 to 798
   640 to 659                                                    5.80%
   660 to 679                                                   24.45%
   680 to 699                                                   25.35%
   700 to 719                                                   23.79%
   720 to 739                                                   12.11%
   740 to 759                                                    5.68%
   760 to 779                                                    2.16%
   780 to 799                                                    0.66%
-------------------------------------------------------------------------
  ORIGINAL CLTV
    Weighted Average                                           117.83%
   Up to 40.00%                                                  0.12%
   40.01% to 50.00%                                              0.00%
   50.01% to 60.00%                                              0.07%
   60.01% to 70.00%                                              0.05%
   70.01% to 80.00%                                              0.26%
   80.01% to 90.00%                                              0.39%
   90.01% to 100.00%                                             2.82%
   100.01% to 105.00%                                            3.74%
   105.01% to 110.00%                                            9.01%
   110.01% to 115.00%                                           14.96%
   115.01% to 120.00%                                           19.68%
   120.01% to 125.00%                                           48.84%
   125.01% to 130.00%                                            0.07%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
  DEBT-TO-INCOME RATIO
    Weighted Average                                            39.53%
   Up to 5.00%                                                   0.05%
      5.01% to 10.00%                                            0.05%
   10.01% to 15.00%                                              0.04%
   15.01% to 20.00%                                              0.51%
   20.01% to 25.00%                                              2.62%
   25.01% to 30.00%                                              7.95%
   30.01% to 35.00%                                             16.51%
   35.01% to 40.00%                                             22.70%
   40.01% to 45.00%                                             29.84%
   45.01% to 50.00%                                             19.68%
   50.01% to 55.00%                                              0.04%
-------------------------------------------------------------------------
  JUNIOR RATIO
    Weighted Average                                            27.24%
   5.01% to 10.00%                                               0.26%
   10.01% to 15.00%                                              3.81%
   15.01% to 20.00%                                             17.39%
   20.01% to 25.00%                                             25.75%
   25.01% to 30.00%                                             20.96%
   30.01% to 35.00%                                             14.38%
   35.01% to 40.00%                                              9.50%
   40.01% to 45.00%                                              3.92%
   45.01% to 50.00%                                              1.92%
   50.01% to 55.00%                                              1.08%
   55.01% to 60.00%                                              0.58%
   60.01% to 65.00%                                              0.05%
   65.01% to 70.00%                                              0.16%
   70.01% to 75.00%                                              0.08%
   75.01% to 80.00%                                              0.08%
   80.01% to 85.00%                                              0.00%
   85.01% to 90.00%                                              0.00%
   90.01% to 95.00%                                              0.00%
   95.01% to 100.00%                                             0.07%
-------------------------------------------------------------------------
  RESIDUAL INCOME
    Weighted Average                                            $3,772
   $1,000.00 to $1,999.99                                        4.23%
   $2,000.00 to $2,999.99                                       25.68%
   $3,000.00 to $3,999.99                                       36.04%
   $4,000.00 to $4,999.99                                       18.57%
   $5,000.00 to $5,999.99                                        8.21%
   Greater than or equal to $6,000.00                            7.27%
-------------------------------------------------------------------------

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  PROPERTY TYPE
   Single Family Residence                                      90.86%
   PUD Detached                                                  5.44%
   Condominium                                                   1.94%
   PUD Attached                                                  0.59%
   Townhouse                                                     0.93%
   Multifamily (2 to 4 units)                                    0.24%
   Modular                                                       0.02%
-----------------------------------------------
                                              ---------------------------
  OCCUPANCY STATUS
   Owner Occupied                                              100.00%
-------------------------------------------------------------------------
  DOCUMENTATION
   Full Documentation                                          100.00%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
  LOAN PURPOSE
   Debt Consolidation                                           85.86%
   Cash                                                          7.24%
   Rate/Term Refinance                                           5.37%
   Convenience                                                   0.74%
   Other                                                         0.26%
   Home Improvement                                              0.24%
   Home Improvement / Debt Consolidation                         0.23%
   Education                                                     0.02%
   Purchase                                                      0.02%
   Asset Acquisition                                             0.02%
-------------------------------------------------------------------------
  PREPAYMENT PENALTY TERMS
   None                                                         57.85%
   12 months                                                     0.39%
   24 months                                                     0.36%
   36 months                                                    40.94%
   60 months                                                     0.28%
   Other (not more than 60 months)                               0.18%
-------------------------------------------------------------------------
  GEOGRAPHIC CONCENTRATION (> 5%)
      Florida                                                    7.26%
      Ohio                                                       6.50%
      Pennsylvania                                               6.02%
      Virginia                                                   5.35%
      California                                                 5.21%
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